UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2013

Date of reporting period:	July 31, 2013

Item 1. Schedule of Investments:

Putnam Absolute Return 100 Fund

The fund's portfolio
7/31/13 (Unaudited)

CORPORATE BONDS AND NOTES (33.3%)(a)
		Principal amount	Value

Basic materials (1.1%)

Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013		$500,000	$501,666

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec. FRN notes 0.544s, 2014 (Australia)		500,000	500,651

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017		790,000	799,777

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019		430,000	475,444

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		255,000	291,910

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)		245,000	319,521

			2,888,969
Capital goods (1.7%)

Caterpillar Financial Services Corp. sr. unsec. FRN notes 0.575s, 2013		650,000	650,895

Caterpillar Financial Services Corp. sr. unsec. FRN notes 0.564s, 2014		1,500,000	1,502,646

John Deere Capital Corp. sr. unsec. unsub. FRN notes 0.674s, 2013		900,000	900,818

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		505,000	508,679

United Technologies Corp. sr. unsec. unsub. FRN notes 0.545s, 2013		1,200,000	1,201,199

			4,764,237
Communication services (1.3%)

BellSouth Corp. sr. unsec. unsub. bonds 5.2s, 2014		500,000	523,947

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec. unsub. notes 7 3/8s, 2013		1,000,000	1,018,396

Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2015		447,000	484,132

SBA Tower Trust 144A company guaranty mtge. notes 4.254s, 2015		625,000	646,214

Verizon New England, Inc. sr. unsec. debs. Ser. C, 4 3/4s, 2013		945,000	951,348

			3,624,037
Consumer cyclicals (1.0%)

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		465,000	528,356

Macy's Retail Holdings, Inc. company guaranty sr. unsec. notes 5 3/4s, 2014		1,250,000	1,308,119

Viacom, Inc. sr. unsec. notes 4 3/8s, 2014		310,000	322,342

Volkswagen International Finance NV 144A company guaranty sr. unsec. notes 1 5/8s, 2015 (Germany)		500,000	505,800

			2,664,617
Consumer staples (2.1%)

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. notes FRN 0.628s, 2014		700,000	701,690

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2014		914,000	968,505

ConAgra Foods, Inc. sr. unsec. notes 5 7/8s, 2014		500,000	517,892

ConAgra Foods, Inc. sr. unsec. unsub. notes 1.35s, 2015		1,000,000	1,007,266

Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016		400,000	455,000

Costco Wholesale Corp. sr. unsec. unsub. notes 0.65s, 2015		320,000	319,934

Delhaize Group company guaranty sr. unsec. notes 4 1/8s, 2019 (Belgium)		1,000,000	1,037,585

Diageo Capital PLC company guaranty sr. unsec. unsub. notes 7 3/8s, 2014 (United Kingdom)		853,000	878,846

			5,886,718
Energy (1.1%)

Devon Energy Corp. sr. unsec. unsub. notes 5 5/8s, 2014		1,000,000	1,021,136

EnCana Corp. sr. unsec. unsub. notes 4 3/4s, 2013 (Canada)		500,000	503,878

EnCana Holdings Finance Corp. company guaranty sr. unsec. unsub. notes 5.8s, 2014 (Canada)		1,210,000	1,255,121

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031		25,000	30,910

Shell International Finance BV company guaranty sr. unsec. unsub. notes 0 5/8s, 2015 (Netherlands)		125,000	125,011

			2,936,056
Financials (20.3%)

ABN Amro Bank NV 144A sr. unsec. notes 3s, 2014 (Netherlands)		1,400,000	1,414,508

Aflac, Inc. sr. unsec. notes 3.45s, 2015		1,000,000	1,052,134

American Express Credit Corp. sr. unsec. sub. FRN notes 1.374s, 2015		900,000	912,946

American International Group, Inc. sr. unsec. unsub. notes 4 1/4s, 2014		1,000,000	1,036,705

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)		415,000	406,564

Banco Santander Chile 144A sr. unsec. notes FRN 2.149s, 2018 (Chile)		500,000	499,420

Bank of America Corp. sr. unsec. notes 5 3/8s, 2014		250,000	260,793

Bank of America Corp. sr. unsec. unsub. FRN notes 1.819s, 2014		760,000	768,317

Bank of America Corp. sr. unsec. unsub. FRN notes 1.685s, 2014		500,000	502,765

Bank of New York Mellon Corp. (The) sr. unsec. FRN notes 0.495s, 2015		1,700,000	1,702,793

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec. FRN notes 0.934s, 2014 (Japan)		250,000	250,737

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. FRN notes 0.723s, 2016 (Japan)		1,000,000	999,233

Barclays Bank PLC sr. unsec. unsub. notes 5.2s, 2014 (United Kingdom)		1,300,000	1,353,443

BB&T Corp. unsec. sub. notes 5.2s, 2015		1,000,000	1,091,987

BPCE SA 144A sr. unsec. unsub. notes 2 3/8s, 2013 (France)		1,000,000	1,002,889

Capital One Financial Corp. sr. unsec. unsub. FRN notes 1.418s, 2014		1,955,000	1,967,993

Citigroup, Inc. sr. unsec. FRN notes 2.275s, 2013		1,100,000	1,100,499

Citigroup, Inc. sr. unsec. unsub. FRN notes 0.553s, 2014		650,000	648,304

Credit Agricole SA/London 144A company guaranty sr. unsec. unsub. notes 1.428s, 2016 (United Kingdom)		950,000	955,308

Danske Bank A/S 144A sr. unsec. unsub. FRN notes 1.318s, 2014 (Denmark)		1,500,000	1,506,564

ERP Operating LP sr. unsec. unsub. notes 5 1/4s, 2014(R)		1,000,000	1,050,823

General Electric Capital Corp. sr. unsec. unsub. FRN notes Ser. MTN, 0.901s, 2014		500,000	502,106

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes 1.273s, 2014		1,000,000	1,003,040

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs. FRB bonds 8 1/8s, 2038		235,000	268,488

HCP, Inc. sr. unsec. notes 5.65s, 2013(R)		500,000	508,767

HCP, Inc. sr. unsec. unsub. notes 2.7s, 2014(R)		1,000,000	1,009,775

Hospitality Properties Trust sr. unsec. notes 7 7/8s, 2014(R)		800,000	828,838

ING Bank NV 144A bonds 2 1/2s, 2016 (Netherlands)		129,000	133,115

ING Bank NV 144A sr. unsec. notes 2 3/8s, 2014 (Netherlands)		420,000	425,317

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)		620,000	650,544

JPMorgan Chase Bank NA unsec. sub. FRN notes 0.602s, 2016		1,000,000	985,010

KeyBank NA/Cleveland, OH company guaranty sr. unsec. notes Ser. MTN, 5.45s, 2016		1,115,000	1,229,483

Lloyds TSB Bank PLC 144A bank guaranty sr. unsec. notes 4 3/8s, 2015 (United Kingdom)		1,000,000	1,044,530

Metropolitan Life Global Funding I 144A notes 3s, 2023		790,000	752,777

Metropolitan Life Global Funding I 144A unsec. FRN notes 0.674s, 2013		500,000	500,112

Mizuho Financial Group Cayman, Ltd. 144A unsec. sub. notes 5.79s, 2014 (Cayman Islands)		1,000,000	1,033,713

Monumental Global Funding II 144A sr. unsub. FRN notes 0.436s, 2013		1,050,000	1,050,620

Monumental Global Funding, Ltd. 144A sr. unsub. notes 5 1/4s, 2014		550,000	561,514

National Australia Bank, Ltd. 144A sr. unsec. unsub. FRN notes 1.214s, 2014 (Australia)		405,000	408,647

National Australia Bank, Ltd./New York sr. unsec. notes 1.6s, 2015 (Australia)		750,000	761,028

Nationwide Building Society 144A sr. unsec. sub. notes 5 1/4s, 2014 (United Kingdom)		1,500,000	1,525,826

New York Life Global Funding 144A notes 3s, 2015		930,000	967,755

Nordea Bank AB 144A sr. unsec. notes 0.735s, 2016 (Sweden)		1,000,000	999,446

PNC Funding Corp. sr. unsec. notes 3s, 2014		1,500,000	1,529,655

Principal Life Global Funding II 144A notes 1s, 2015		260,000	260,293

Prudential Covered Trust 2012-1 144A company guaranty mtge. notes 2.997s, 2015		1,525,500	1,577,664

Regency Centers LP company guaranty sr. unsec. unsub. notes 4.95s, 2014		750,000	771,002

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s, 2018 (United Kingdom)		1,535,000	1,516,870

Simon Property Group LP sr. unsec. unsub. notes 5.1s, 2015(R)		700,000	757,373

Simon Property Group LP sr. unsec. unsub. notes 4.2s, 2015(R)		770,000	803,272

Societe Generale SA 144A sr. unsec. notes 2 1/2s, 2014 (France)		1,000,000	1,006,900

Societe Generale SA 144A sr. unsec. notes 2.2s, 2013 (France)		300,000	300,480

Standard Chartered PLC 144A sr. unsec. unsub. notes 5 1/2s, 2014 (United Kingdom)		1,400,000	1,478,404

Sumitomo Mitsui Banking Corp. 144A sr. unsec. FRN notes 1.216s, 2014 (Japan)		1,000,000	1,006,983

Sun Life Financial Global Funding III LP 144A company guaranty sr. unsec. FRN notes 0.521s, 2013		2,000,000	2,000,240

Svenska Handelsbanken AB sr. unsec. FRN notes 0.722s, 2016 (Sweden)		1,000,000	1,001,591

UBS AG/Stamford CT sr. unsec. notes 2 1/4s, 2014		582,000	587,375

UBS AG/Stamford, CT sr. notes 7 3/8s, 2015		775,000	852,808

US Bank NA unsec. sub. notes 4.8s, 2015		1,450,000	1,546,161

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s, 2035 (Russia)		200,000	211,500

Wachovia Bank NA sr. unsec. sub. FRN notes Ser. BKNT, 0.646s, 2014		1,250,000	1,251,859

Westpac Banking Corp. 144A sr. unsec. FRN notes 1.006s, 2014 (Australia)		400,000	401,770

			56,497,376
Health care (0.8%)

Mylan, Inc./PA 144A sr. unsec. FRN notes 1.8s, 2016		1,000,000	1,004,535

WellPoint, Inc. sr. unsec. notes 6s, 2014		1,000,000	1,028,254

Zoetis, Inc. 144A sr. unsec. notes 1.15s, 2016		265,000	265,531

			2,298,320
Technology (0.7%)

IBM Corp. sr. unsec. unsub. notes 6 1/2s, 2013		2,000,000	2,023,962

			2,023,962
Transportation (0.6%)

Burlington Northern Santa Fe, LLC sr. unsec. notes 7s, 2014		1,000,000	1,030,597

Continental Airlines, Inc. pass-through certificates Ser. 97-4A, 6.9s, 2018		114,447	121,028

Continental Airlines, Inc. pass-through certificates Ser. 98-1A, 6.648s, 2017		99,474	103,453

Federal Express Corp. 2012 Pass Through Trust 144A notes 2 5/8s, 2018		495,570	500,285

			1,755,363
Utilities and power (2.6%)

Ameren Corp. sr. unsec. notes 8 7/8s, 2014		240,000	254,448

Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013		800,000	805,424

DTE Energy Co. sr. unsec. unsub. notes 7 5/8s, 2014		700,000	737,421

Duke Energy Carolinas, LLC sr. unsec. unsub. notes 6.3s, 2014		400,000	410,909

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)		260,000	250,250

Great Plains Energy, Inc. sr. unsec. unsub. notes 2 3/4s, 2013		550,000	550,281

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5s, 2013		1,500,000	1,522,937

Potomac Edison Co. (The) sr. unsub. notes 5 1/8s, 2015		750,000	807,086

Progress Energy, Inc. sr. notes 6.05s, 2014		1,000,000	1,032,546

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A, 9 1/2s, 2019		654,000	863,373

			7,234,675

Total corporate bonds and notes (cost $92,167,023)			$92,574,330

MORTGAGE-BACKED SECURITIES (25.2%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (9.6%)

Federal Home Loan Mortgage Corp.
IFB Ser. 2976, Class LC, 23.72s, 2035		$40,427	$60,247
Ser. 2430, Class UD, 6s, 2017		72,531	76,909
Ser. 3724, Class CM, 5 1/2s, 2037		157,748	171,621
Ser. 3331, Class NV, 5s, 2029		264,000	281,804
Ser. 2513, Class DB, 5s, 2017		80,428	84,395
Ser. 3539, Class PM, 4 1/2s, 2037		148,580	154,648
Ser. 3730, Class PL, 4 1/2s, 2033		97,194	98,340
Ser. 3697, Class BM, 4 1/2s, 2031		89,057	90,950
Ser. 2931, Class AM, 4 1/2s, 2019		49,607	50,650
Ser. 3891, Class UK, 3 1/2s, 2041		322,306	329,747
Ser. 3805, Class AK, 3 1/2s, 2024		184,823	191,181
Ser. 3683, Class JH, 2 1/2s, 2023		98,975	100,177
Ser. T-8, Class A9, IO, 0.468s, 2028		178,371	1,895
Ser. T-59, Class 1AX, IO, 0.275s, 2043		413,418	5,216
Ser. T-48, Class A2, IO, 0.212s, 2033		608,038	6,009
Ser. 4077, Class TO, PO, zero %, 2041		792,241	619,279
Ser. 3835, Class FO, PO, zero %, 2041		3,204,261	2,586,255
FRB Ser. T-54, Class 2A, IO, zero %, 2043		246,922	39

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 27.84s, 2031		260,205	326,629
IFB Ser. 05-75, Class GS, 19.68s, 2035		373,975	508,583
IFB Ser. 11-4, Class CS, 12.52s, 2040		491,481	579,531
Ser. 13-9, Class BA, 6 1/2s, 2042		379,437	380,741
Ser. 06-10, Class GC, 6s, 2034		1,902,165	1,961,608
Ser. 06-124, Class A, 5 5/8s, 2036		118,268	123,612
Ser. 09-86, Class PC, 5s, 2037		2,544,024	2,598,084
Ser. 02-65, Class HC, 5s, 2017		58,226	60,902
Ser. 09-100, Class PA, 4 1/2s, 2039		76,614	79,033
Ser. 11-60, Class PA, 4s, 2039		133,461	139,926
Ser. 03-43, Class YA, 4s, 2033		751,940	775,758
Ser. 11-89, Class VA, 4s, 2023		933,042	961,714
Ser. 11-111, Class VA, 4s, 2023		400,346	403,030
Ser. 11-111, Class VC, 4s, 2023		400,346	401,672
Ser. 10-155, Class A, 3 1/2s, 2025		83,896	85,364
Ser. 10-81, Class AP, 2 1/2s, 2040		391,887	395,510
Ser. 03-W10, Class 1, IO, 1.252s, 2043		90,328	3,341
Ser. 98-W2, Class X, IO, 0.86s, 2028		1,147,991	66,727
Ser. 98-W5, Class X, IO, 0.809s, 2028		331,472	14,916
Ser. 03-W1, Class 2A, IO, zero %, 2042		520,853	41

Government National Mortgage Association
IFB Ser. 11-56, Class SA, 23.681s, 2041		1,347,452	1,999,551
IFB Ser. 10-158, Class SD, 14.425s, 2040		377,000	462,051
IFB Ser. 11-70, Class WS, 9.317s, 2040		1,272,000	1,248,964
IFB Ser. 11-72, Class SE, 7.151s, 2041		2,689,000	2,500,732
IFB Ser. 11-56, Class MS, 6.884s, 2041		1,497,529	1,547,232
Ser. 09-79, Class MB, 5s, 2034		230,000	231,906
Ser. 10-162, Class PQ, 4 1/2s, 2039		129,048	136,098
Ser. 09-32, Class AB, 4s, 2039		94,734	98,828
Ser. 08-31, Class PN, 4s, 2036		41,699	42,428
Ser. 08-38, Class PS, 3 1/2s, 2037		88,144	90,125
Ser. 09-93, Class EJ, 3 1/2s, 2035		50,297	50,924
Ser. 11-70, PO, zero %, 2041		3,912,167	3,039,832
Ser. 10-151, Class KO, PO, zero %, 2037		453,398	390,153

GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.682s, 2027		88,329	662
Ser. 98-3, IO, 0.175s, 2027		54,269	797
Ser. 98-2, IO, 0.08s, 2027		46,708	336
Ser. 98-4, IO, zero %, 2026		69,556	1,712

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2045		243,702	42,648

			26,661,063
Commercial mortgage-backed securities (12.9%)

Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.632s, 2049		107,692	109,049
Ser. 04-3, Class D, 5.611s, 2039		626,000	639,396
FRB Ser. 07-3, Class A2, 5.56s, 2049		519,423	522,916
Ser. 06-5, Class A2, 5.317s, 2047		1,156,238	1,167,999
Ser. 06-6, Class A2, 5.309s, 2045		359,168	361,192
Ser. 04-4, Class D, 5.073s, 2042		479,000	486,335
Ser. 07-1, Class XW, IO, 0.323s, 2049		1,129,438	9,745

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.857s, 2042		1,181,699	7,293
Ser. 02-PB2, Class XC, IO, 0.407s, 2035		1,298,183	692

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.959s, 2042		669,000	725,711
Ser. 05-PWR9, Class AJ, 4.985s, 2042		365,000	373,176
Ser. 03-T12, Class A4, 4.68s, 2039		645,331	646,751

Bear Stearns Commercial Mortgage Securities, Inc. 144A FRB Ser. 06-PW11, Class B, 5.435s, 2039		326,000	322,707

Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class D, 4.878s, 2045		1,309,000	1,146,030

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049		613,000	639,298
Ser. 05-C6, Class AJ, 5.209s, 2044		1,110,000	1,162,669

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4, Class A2, 5.762s, 2039		761,730	764,270

CS First Boston Mortgage Securities Corp.
Ser. 02-CKN2, Class C1, 6.376s, 2037		750,102	750,102
Ser. 02-CP5, Class E, 5.339s, 2035		767,000	768,557
Ser. 03-CPN1, Class E, 4.891s, 2035		462,000	462,000

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		467,611	514,372
Ser. 03-C3, Class AX, IO, 1.301s, 2038		1,283,116	13

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class F, 5.35s, 2035		468,000	479,700

GE Capital Commercial Mortgage Corp. Ser. 07-C1, Class A3, 5.481s, 2049		973,000	1,030,051

GE Capital Commercial Mortgage Corp. 144A
FRB Ser. 04-C1, Class F, 5.088s, 2038		894,000	905,175
Ser. 05-C3, Class XC, IO, 0.146s, 2045		59,631,235	196,742

GMAC Commercial Mortgage Securities, Inc. Ser. 04-C3, Class AJ, 4.915s, 2041		410,000	420,706

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3, Class B, 4.894s, 2042		1,011,000	1,035,972

Greenwich Capital Commercial Funding Corp. 144A FRB Ser. 03-C1, Class J, 5.363s, 2035		370,000	370,000

GS Mortgage Securities Trust
Ser. 06-GG6, Class A2, 5.506s, 2038		136,635	139,368
Ser. 05-GG4, Class B, 4.841s, 2039		540,000	522,126
FRB Ser. 12-GCJ9, Class XA, IO, 2.399s, 2045		2,875,700	399,704

GS Mortgage Securities Trust 144A FRB Ser. GC10, Class D, 4.285s, 2046		628,000	524,506

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class ASB, 6 1/8s, 2051		376,464	406,646
FRB Ser. 07-CB20, Class AJ, 6.071s, 2051		319,500	325,954
FRB Ser. 04-CB9, Class B, 5.647s, 2041		372,000	381,635
Ser. 02-C3, Class D, 5.314s, 2035		134,453	134,305
Ser. 04-CB8, Class B, 4 1/2s, 2039		943,000	957,522
FRB Ser. 13-C10, Class D, 4.161s, 2047		313,000	253,753
IO, 2.004s, 2045		9,864,999	1,123,623

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 11-C3, Class E, 5.541s, 2046		260,000	264,238
FRB Ser. 11-C5, Class D, 5.314s, 2046		557,000	547,921
FRB Ser. 12-CBX, Class E, 5.188s, 2045		281,000	251,401
FRB Ser. 12-LC9, Class E, 4.428s, 2047		110,000	91,871
FRB Ser. 12_LC9, Class D, 4.428s, 2047		326,000	295,460

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452s, 2039		350,000	373,140
Ser. 06-C7, Class A2, 5.3s, 2038		408,285	425,543
Ser. 05-C7, Class A2, 5.103s, 2030		1,714	1,714
Ser. 07-C2, Class XW, IO, 0.498s, 2040		923,805	18,027

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.85s, 2050		1,229,000	1,280,981
FRB Ser. 07-C1, Class A2, 5.746s, 2050		122,402	124,450
Ser. 04-KEY2, Class D, 5.046s, 2039		416,000	405,475

Merrill Lynch Mortgage Trust 144A Ser. 05-MCP1, Class XC, IO, 0.592s, 2043		50,850,393	478,095

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB Ser. 06-4, Class A2FL, 0.312s, 2049		196,715	196,224

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A Ser. 06-4, Class XC, IO, 0.198s, 2049		61,086,501	720,821

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.647s, 2042		413,000	448,270
Ser. 07-IQ14, Class A2, 5.61s, 2049		261,287	265,893
FRB Ser. 07-HQ12, Class A2, 5.579s, 2049		225,168	226,069

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.263s, 2043		574,000	587,988

Morgan Stanley-Bank of America-Merril Lynch Mortgage Trust Ser. 13-C7, Class XA, IO, 1.759s, 2046		3,265,695	335,158

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049		300,000	300,930
Ser. 12-C2, Class XA, IO, 1.808s, 2063		5,570,873	527,901

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045		395,000	384,454
Ser. 05-C17, Class D, 5.396s, 2042		580,000	569,502
Ser. 06-C29, Class AM, 5.339s, 2048		570,000	625,101
FRB Ser. 05-C20, Class B, 5.244s, 2042		952,000	987,626
Ser. 06-C29, IO, 0 3/8s, 2048		38,424,430	468,394

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.445s, 2035		1,032,000	1,050,576
FRB Ser. 03-C6, Class J, 5.205s, 2035		420,000	420,084
Ser. 07-C31, IO, 0.231s, 2047		87,690,775	671,382

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C4, Class E, 5.248s, 2044		535,000	502,295
FRB Ser. 12-C10, Class D, 4.461s, 2045		623,000	522,800
FRB Ser. 13-C11, Class D, 4.185s, 2045		295,000	244,896

			35,802,441
Residential mortgage-backed securities (non-agency) (2.7%)

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036		255,923	150,994
Ser. 12-RR10, Class 8A2, 4s, 2036		541,261	533,142

Barclays Capital, LLC Trust 144A
FRB Ser. 13-RR2, Class 3A2, 8.735s, 2036		590,000	545,750
Ser. 09-RR7, Class 2A7, IO, 1.591s, 2047		7,434,614	301,845

Countrywide Asset Backed Certificates FRB Ser. 05-AB1, Class A3, 0.49s, 2035		141,451	130,842

GSAA Home Equity Trust FRB Ser. 04-10, Class AF4, 4.762s, 2034		349,168	353,533

Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A5, Class A3, 2.481s, 2035(F)		850,000	773,500

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.232s, 2046		1,054,711	865,496
FRB Ser. 05-AR17, Class A1B2, 0.6s, 2045		1,739,632	1,443,895
FRB Ser. 05-AR6, Class 2AB2, 0.56s, 2045		1,491,689	1,312,686

Wells Fargo Mortgage Backed Securities Trust FRB Ser. 04-H, Class A1, 2.616s, 2034		1,140,619	1,149,178

			7,560,861

Total mortgage-backed securities (cost $69,052,845)			$70,024,365

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (2.4%)(a)
		Principal amount	Value

U.S. Government Agency Mortgage Obligations (2.4%)

Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018		$54,508	$56,721

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017		375,177	401,351
4 1/2s, August 1, 2018		46,590	49,292

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019		165,371	177,107
4s, TBA, September 1, 2043		2,000,000	2,070,859
4s, TBA, August 1, 2043		2,000,000	2,077,031
3 1/2s, May 1, 2043		994,354	993,149
3s, TBA, August 1, 2043		1,000,000	969,453

			6,794,963

Total U.S. government and agency mortgage obligations (cost $6,840,890)			$6,794,963

U.S. TREASURY OBLIGATIONS (0.0%)(a)
		Principal amount	Value

U.S. Treasury Notes 2 5/8s, November 15, 2020		$56,000	$58,160

Total U.S. treasury Obligations (cost $53,229)			$58,160

MUNICIPAL BONDS AND NOTES (1.2%)(a)
		Principal amount	Value

Union Cnty., AR Indl. Dev. VRDN (Del-Tin Fiber LLC), 0.28s, 10/1/27		$1,700,000	$1,700,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D, 0.45s, 3/1/38		1,500,000	1,500,000

Total municipal bonds and notes (cost $3,200,000)			$3,200,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)(a)
		Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		$1,340,000	$1,256,250

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	213,500

Korea Development Bank sr. unsec. unsub. notes 4s, 2016 (South Korea)		300,000	319,208

Total foreign government and agency bonds and notes (cost $1,817,288)			$1,788,958

PURCHASED SWAP OPTIONS OUTSTANDING (0.0%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

(2.90)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.90	$7,111,043	$31,786

2.70/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.70	7,111,043	26,666

Credit Suisse International

(2.885)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.885	7,111,043	36,835

2.685/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.685	7,111,043	24,960

Total purchased swap options outstanding (cost $208,368)			$120,247

SHORT-TERM INVESTMENTS (38.5%)(a)
		Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.05%(AFF)		17,667,000	$17,667,000

Putnam Short Term Investment Fund 0.02%(AFF)		64,616,056	64,616,056

SSgA Prime Money Market Fund 0.02%(P)		1,060,000	1,060,000

Interest in $45,850,000 joint tri-party repurchase agreement dated 7/31/13 with BNP Paribas Securities Corp. due 8/1/13 - maturity value of $1,500,008 for an effective yield of 0.19% (collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 9.875% and due dates ranging from 1/30/14 to 4/1/43, valued at $48,142,501)		$1,500,000	1,500,000

Bank of Montreal/Chicago, IL FRN certificate of deposit with an effective yield of 0.475%, August 15, 2013		900,000	900,002

British Telecommunications PLC commercial paper with an effective yield of 0.740%, March 10, 2014		1,000,000	996,756

CAFCO, LLC asset backed commercial paper with an effective yield of 0.734%, August 9, 2013		700,000	699,886

CAFCO, LLC asset backed commercial paper with an effective yield of 0.695%, February 26, 2014		600,000	599,090

Canadian Imperial Bank of Commerce/New York, NY FRN certificate of deposit with an effective yield of 0.538%, November 26, 2014		1,000,000	1,001,200

Chariot Funding, LLC 144A asset backed commercial paper with an effective yield of 0.120%, August 12, 2013		3,008,000	3,007,890

CHARTA, LLC 144A asset backed commercial paper with an effective yield of 0.807%, December 3, 2013		500,000	499,641

CHARTA, LLC asset backed commercial paper with an effective yield of 0.458%, November 20, 2013		1,000,000	999,378

CIESCO, LP asset backed commercial paper with an effective yield of 0.431%, December 23, 2013		1,000,000	998,645

CIESCO, LP asset backed commercial paper with an effective yield of 0.744%, August 5, 2013		1,000,000	999,918

Commonwealth Bank of Australia FRN certificate of deposit with an effective yield of 1.518%, January 17, 2014		650,000	654,196

CRC Funding, LLC asset backed commercial paper with an effective yield of 0.695%, February 28, 2014		300,000	299,290

CRC Funding, LLC asset backed commercial paper with an effective yield of 0.744%, August 2, 2013		1,200,000	1,199,975

Daimler Finance North America, LLC commercial paper with an effective yield of 0.978%, August 15, 2013		1,300,000	1,299,510

ENI Finance USA, Inc. commercial paper with an effective yield of 0.410%, August 13, 2013		500,000	499,932

Ford Motor Credit Co., LLC commercial paper with an effective yield of 1.170%, September 30, 2013		500,000	499,229

Ford Motor Credit Co., LLC commercial paper with an effective yield of 1.211%, August 16, 2013		1,000,000	999,500

Northern Pines Funding, LLC commercial paper with an effective yield of 0.603%, October 28, 2013		1,000,000	999,434

Spectra Energy Capital, LLC commercial paper with an effective yield of 0.390%, August 19, 2013		500,000	499,903

Spectra Energy Capital, LLC commercial paper with an effective yield of 0.420%, August 8, 2013		500,000	499,959

Svenska Handelsbanken/New York, NY FRN certificate of deposit with an effective yield of 0.823%, September 25, 2013		500,000	500,042

Svenska Handelsbanken/New York, NY FRN certificate of deposit with an effective yield of 1.068%, July 17, 2014		850,000	851,629

Textron, Inc. commercial paper with an effective yield of 0.701%, August 5, 2013		1,000,000	999,922

U.S. Treasury Bills with effective yields ranging from 0.10% to 0.13%, April 3, 2014(SEG)(SEGSF)(SEGCCS)		630,000	629,700

U.S. Treasury Bills with an effective yield of 0.12%, December 12, 2013(SEG)(SEGSF)		175,000	174,971

U.S. Treasury Bills with an effective yield of 0.13%, January 9, 2014(SEGSF)		17,000	16,995

U.S. Treasury Bills with effective yields ranging from 0.09% to 0.13%, May 29, 2014(SEG)(SEGSF)(SEGCCS)		427,000	426,732

UBS AG/Stamford, CT certificate of deposit with an effective yield of 0.520%, February 26, 2014		500,000	500,726

Total short-term investments (cost $107,086,733)			$107,097,107

TOTAL INVESTMENTS

Total investments (cost $280,426,376)(b)			$281,658,130

FORWARD CURRENCY CONTRACTS at 7/31/13 (aggregate face value $251,231) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	British Pound	Buy	9/18/13	$6,996	$7,054	$(58)
	British Pound	Sell	9/18/13	6,996	6,991	(5)
Citibank, N.A.
	Canadian Dollar	Buy	10/18/13	10,690	10,528	162
	Canadian Dollar	Sell	10/18/13	10,690	10,669	(21)
Credit Suisse International
	British Pound	Sell	9/18/13	79,080	79,732	652
Goldman Sachs International
	British Pound	Sell	9/18/13	1,368	1,443	75
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/18/13	42,369	41,208	(1,161)
State Street Bank and Trust Co.
	British Pound	Sell	9/18/13	94,287	93,606	(681)

Total						$(1,037)

FUTURES CONTRACTS OUTSTANDING at 7/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.K. Gilt 10 yr (Short)	2	$342,829	Sep-13	$11,526
U.S. Treasury Bond 30 yr (Long)	7	$938,438	Sep-13	(14,298)
U.S. Treasury Note 10 yr (Long)	46	5,816,125	Sep-13	12,225

Total				$9,453

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/13 (premiums $207,680) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

(2.80)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.80	$4,709,300	$35,885
2.80/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.80	4,709,300	37,863
Credit Suisse International

(2.785)/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.785	4,709,300	33,672
2.785/3 month USD-LIBOR-BBA/Aug-23	Aug-13/2.785	4,709,300	42,431

Total			$149,851

TBA SALE COMMITMENTS OUTSTANDING at 7/31/13 (proceeds receivable $2,077,344) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, August 1, 2043	$2,000,000	7/8/13	$2,077,031

Total			$2,077,031

	OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 (Unaudited)

				Upfront		Payments	Payments	Unrealized
	Swap counterparty/			premium	Termination	made by	received by	appreciation/
	Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

	Bank of America N.A.
		$12,878,200	(E)	$(9,048)	9/18/23	2.20%	3 month USD-LIBOR-BBA	$739,948
		2,236,500	(E)	40,883	9/18/23	3 month USD-LIBOR-BBA	2.20%	(89,192)
	Barclays Bank PLC
		3,033,000	(E)	(1,162)	9/18/18	3 month USD-LIBOR-BBA	1.15%	(74,803)
		10,404,000	(E)	(297)	9/18/15	0.45%	3 month USD-LIBOR-BBA	14,166
		2,791,000	(E)	4,776	9/18/23	3 month USD-LIBOR-BBA	2.20%	(157,549)
		348,000	(E)	1,059	9/18/43	3.15%	3 month USD-LIBOR-BBA	34,697
	GBP	412,000		—	8/15/31	3.6%	6 month GBP-LIBOR-BBA	(54,167)
	Citibank, N.A.
		$6,000	(E)	(64)	9/18/43	3 month USD-LIBOR-BBA	3.15%	(644)
		3,439,000	(E)	(552)	9/18/15	3 month USD-LIBOR-BBA	0.45%	(5,332)
		2,342,000	(E)	3,413	9/18/18	1.15%	3 month USD-LIBOR-BBA	60,277
		4,282,000	(E)	10,931	9/18/23	2.20%	3 month USD-LIBOR-BBA	259,972
	Credit Suisse International
		1,565,600	(E)	27,288	9/18/23	3 month USD-LIBOR-BBA	2.20%	(63,767)
		2,055,000	(E)	(981)	9/18/18	3 month USD-LIBOR-BBA	1.15%	(50,876)
		502,800	(E)	(2,449)	9/18/23	2.20%	3 month USD-LIBOR-BBA	26,794
		41,931,000	(E)	393	9/18/15	0.45%	3 month USD-LIBOR-BBA	58,677
		404,000	(E)	2,976	9/18/43	3.15%	3 month USD-LIBOR-BBA	42,027
	Deutsche Bank AG
		4,769,000	(E)	3,447	9/18/18	1.15%	3 month USD-LIBOR-BBA	119,238
		1,039,000	(E)	102	9/18/15	0.45%	3 month USD-LIBOR-BBA	1,546
		10,796,000	(E)	5,044	9/18/23	3 month USD-LIBOR-BBA	2.20%	(622,852)
		3,162,000	(E)	11,024	9/18/43	3.15%	3 month USD-LIBOR-BBA	316,663
	Goldman Sachs International
		12,443,000	(E)	(23,987)	9/18/18	1.15%	3 month USD-LIBOR-BBA	278,129
		1,656,000	(E)	7,972	9/18/43	3 month USD-LIBOR-BBA	3.15%	(152,097)
		17,533,200	(E)	(99,535)	9/18/23	2.20%	3 month USD-LIBOR-BBA	920,196
		316,000	(E)	(9,284)	9/18/43	3.15%	3 month USD-LIBOR-BBA	21,260
		26,000	(E)	302	9/18/18	3 month USD-LIBOR-BBA	1.15%	(329)
		3,436,700	(E)	70,037	9/18/23	3 month USD-LIBOR-BBA	2.20%	(129,842)
		1,800,000	(E)	(164)	9/18/15	0.45%	3 month USD-LIBOR-BBA	2,338
	GBP	412,000		—	9/23/31	6 month GBP-LIBOR-BBA	3.1175%	6,389
	JPMorgan Chase Bank N.A.
		$6,848,800	(E)	(99,541)	9/18/23	2.20%	3 month USD-LIBOR-BBA	298,784
		2,442,800	(E)	53,853	9/18/23	3 month USD-LIBOR-BBA	2.20%	(88,220)
	Royal Bank of Scotland PLC (The)
		773,000		(10,242)	6/19/23	2.00%	3 month USD-LIBOR-BBA	41,675

	Total							$1,753,106
(E)	Extended effective date.

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/13 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$6,589,700	(E)	$(322,637)	9/18/23	2.20%	3 month USD-LIBOR-BBA	$60,621
	2,586,100	(E)	79,309	9/18/23	3 month USD-LIBOR-BBA	2.20%	(71,099)
	1,177,300		(1,634)	6/21/23	3 month USD-LIBOR-BBA	2.3625%	(41,833)
	4,709,300		11,947	7/2/23	3 month USD-LIBOR-BBA	2.58%	(60,762)
	7,047,000	(E)	(200,201)	9/18/18	1.15%	3 month USD-LIBOR-BBA	(29,100)
	9,829,000	(E)	28,467	9/18/15	3 month USD-LIBOR-BBA	0.45%	14,805
	3,847,000	(E)	241,153	9/18/23	3 month USD-LIBOR-BBA	2.20%	17,411
	806,000	(E)	(79,741)	9/18/43	3.15%	3 month USD-LIBOR-BBA	(1,833)
	2,132,800	(E)	(131,411)	9/18/23	2.20%	3 month USD-LIBOR-BBA	(7,367)
	4,357,800	(E)	(239,028)	9/18/23	2.20%	3 month USD-LIBOR-BBA	14,421
	3,214,800	(E)	(148,455)	9/18/23	2.20%	3 month USD-LIBOR-BBA	38,517
	832,300	(E)	44,949	9/18/23	3 month USD-LIBOR-BBA	2.20%	(3,457)
	5,160,000	(E)	6,124	9/18/15	3 month USD-LIBOR-BBA	0.45%	(1,047)

	Total						$(70,723)
(E)	Extended effective date.

	OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/13 (Unaudited)

			Upfront			Fixed payments
			premium		Termi-	received	Unrealized
	Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
	Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

	Bank of America N.A.
	CMBX NA BBB Index	BBB-/P	$2,939	$43,000	5/11/63	300 bp	$(678)
	CMBX NA BBB Index	BBB-/P	5,604	93,000	5/11/63	300 bp	(2,218)
	CMBX NA BBB Index	BBB-/P	11,483	186,000	5/11/63	300 bp	(4,163)
	CMBX NA BBB Index	BBB-/P	10,944	192,000	5/11/63	300 bp	(5,206)
	Credit Suisse International
	CMBX NA BBB Index	BBB-/P	646	22,000	5/11/63	300 bp	(1,204)
	CMBX NA BBB Index	BBB-/P	1,435	75,000	5/11/63	300 bp	(4,874)
	CMBX NA BBB Index	BBB-/P	9,289	76,000	5/11/63	300 bp	2,896
	CMBX NA BBB Index	BBB-/P	7,372	76,000	5/11/63	300 bp	979
	CMBX NA BBB Index	BBB-/P	706	91,000	5/11/63	300 bp	(6,949)
	CMBX NA BBB Index	BBB-/P	9,711	122,000	5/11/63	300 bp	(551)
	CMBX NA BBB Index	BBB-/P	4,534	149,000	5/11/63	300 bp	(8,000)
	CMBX NA BBB Index	BBB-/P	2,625	149,000	5/11/63	300 bp	(9,908)
	CMBX NA BBB Index	BBB-/P	17,174	152,000	5/11/63	300 bp	4,388
	CMBX NA BBB Index	BBB-/P	14,840	153,000	5/11/63	300 bp	1,970
	CMBX NA BBB Index	BBB-/P	12,288	154,000	5/11/63	300 bp	(666)
	CMBX NA BBB Index	BBB-/P	11,924	154,000	5/11/63	300 bp	(1,030)
	CMBX NA BBB Index	BBB-/P	10,131	154,000	5/11/63	300 bp	(2,823)
	CMBX NA BBB Index	BBB-/P	2,520	164,000	5/11/63	300 bp	(11,275)
	CMBX NA BBB Index	BBB-/P	2,113	182,000	5/11/63	300 bp	(13,196)
	CMBX NA BBB Index	BBB-/P	13,549	186,000	5/11/63	300 bp	(2,096)
	CMBX NA BBB Index	BBB-/P	20,309	265,000	5/11/63	300 bp	(1,982)
	CMBX NA BBB Index	BBB-/P	15,306	373,000	5/11/63	300 bp	(16,069)
	CMBX NA BBB Index	BBB-/P	17,361	157,000	5/11/63	300 bp	4,154

	Total						$(78,501)

*	Payments related to the referenced debt are made upon a credit default event.

**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at July 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Key to holding's currency abbreviations
GBP	British Pound
Key to holding's abbreviations
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from November 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $278,040,113.
(b)	The aggregate identified cost on a tax basis is $280,528,602, resulting in gross unrealized appreciation and depreciation of $2,795,317 and $1,665,789, respectively, or net unrealized appreciation of $1,129,528.
(AFF)	Affiliated company. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership and control, were as follows:
	Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Market value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$51,210,289	$101,108,235	$134,651,524	$14,727	$17,667,000
	Putnam Short Term Investment Fund *	—	162,893,029	98,276,973	8,274	64,616,056
	Totals	$51,210,289	$264,001,264	$232,928,497	$23,001	$82,283,056
* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(F)	Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
(P)	Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $13,849,847 to cover certain derivatives contracts.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to isolate prepayment risk and to hedge prepayment risk.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap options contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts to manage exposure to market risk, to hedge interest rate risk, and to gain exposure to interest rates.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk and to gain exposure on currency.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, and to gain exposure on interest rates.
An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. Upfront premiums are recorded as realizes gains and losses at the closing of the contract. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin. Payments received or made are recorded as realized gains or losses. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty. There is minimal counterparty risk with respect to centrally cleared interest rate contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
Credit default contracts: The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.
In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.
In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.
For the fund's average notional amount on OTC credit default contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,042,829 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $715,895 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,002,319.
TBA purchase commitments: The fund may enter into TBA commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.
Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.
TBA sale commitments: The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.
Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Corporate bonds and notes	$—	$92,574,330	$—
Foreign government and agency bonds and notes	—	1,788,958
Mortgage-backed securities	—	70,024,365	—
Municipal bonds and notes	—	3,200,000	—
Purchased swap options outstanding	—	120,247	—
U.S. government and agency mortgage obligations	—	6,794,963	—
U.S. treasury obligations	—	58,160	—
Short-term investments	83,343,056	23,754,051	—

Totals by level	$83,343,056	$198,315,074	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,037)	$—
Futures contracts	9,453	—	—
Written options outstanding	—	(149,851)	—
TBA sale commitments	—	(2,077,031)	—
Interest rate swap contracts	—	2,407,347	—
Credit default contracts	—	(283,304)	—

Totals by level	$9,453	$(103,876)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Credit contracts	$—	$283,304
Foreign exchange contracts	889	1,926
Interest rate contracts	4,804,708	2,417,512

Total	$4,805,597	$2,702,742

The average volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was as follows:
Purchased swap option contracts (contract amount)	$15,800,000
Written swap option contracts (contract amount)	$7,300,000
Futures contracts (number of contracts)	50
Forward currency contracts (contract amount)	$250,000
OTC interest rate swap contracts (notional)	$191,800,000
Centrally cleared interest rate swap contracts (notional)	$15,800,000
OTC credit default swap contracts (notional)	$1,300,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: September 27, 2013

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: September 27, 2013